Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies
17.      Commitments and Contingencies:

a)      Long-term Supply Contracts: On December 3, 2004, the Company signed an eight-year Fuel Purchase Agreement with a government refinery in Jamaica for the supply of mainly MFO and MGO at a price equal to average PLATTS prices plus a margin. The contract stipulates that the Company and refinery are not required to transact for more than a maximum quantity of marine fuel per month; however, by mutual agreement, the maximum quantity per month may be revised upwards. Invoices become due thirty calendar days from the date of delivery. Interest on overdue payments accrues at a rate equal to the local overdraft rate in Jamaica. On December 30, 2009, an addendum between the two parties was signed, which extends the original agreement until December 31, 2014,and further renewed until December 31, 2016. On April 1, 2005, the Company signed a ten-year Marine Fuel Supply Service Agreement with the Greek Subcontractor which has been renewed until December 31, 2016 (refer to Note 5).

(b)      Lease Commitments: The Company leases certain property under operating leases, which require the Company to pay maintenance, insurance and other expenses in addition to annual rentals. The minimum annual payments under all noncancelable operating leases at December 31, 2015 are as follows:

2016	$31,581
2017	26,486
2018	25,661
2019	13,711
2020	13,271
Thereafter	138,190
Total minimum annual payments under all noncancelable operating leases	$248,900

Rent expense under operating leases was $36,043, $34,715 and $19,427 for the years ended December 31, 2015, 2014 and 2013, respectively.

(c)      Standby Letters Of Credit: In the normal course of business, for certain suppliers, under certain long-term supply contracts, or under certain long-term construction contracts, the Company is required to post standby letters of credit in order to secure lines of credit. As of December 31, 2015, the total outstanding standby letters of credit amounted to $40,174. The Company has not defaulted on payment of any of its accounts payable so as to cause any of the issuers of the standby letters of credit to settle the Company's accounts payable on the Company's behalf. All the standby letters of credit expire during 2016. The Company expects to extend the validity date of these instruments throughout the duration of the Company's contractual or operating relationships with the respective suppliers.

(d)      Letters of Guarantee: Under the Singapore law, the Company is required to issue letters of guarantee for payroll taxes of crew members during their employment. The guarantee extends for the duration of the employment and the Company is required to pay only if the crew member does not meet individual tax obligations. The Company currently does not believe it will be required to make a payment under these guarantees and accordingly has not recorded any liability. The maximum amount the Company could be required to pay as of December 31, 2015 and 2014 is $283 (or SIN$309,000) and $251 (or SIN$332,000), respectively, and is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets. The Company is also required to issue letters of guarantee in the U.A.E. for the port authorities and for the employees' passports and permits. The maximum amount the Company could be required to pay as of December 31, 2015 and 2014 is $125 (or AED500,000)  and $44 (or AED160,000), respectively, and is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets. Furthermore, the Company has issued letters of guarantee for transporting cargo on behalf of its time-charter parties for amounts of $0 (€0) and $73 (€60,000) as of December 31, 2015 and 2014, respectively, and are maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets.

(e)      Environmental and Other Liabilities: The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements. The Company's Protection and Indemnity ("P&I") insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third-parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances. The Company's coverage under the P&I insurance policies, except for pollution, are unlimited. Coverage for pollution is $1,000,000 per vessel per incident.

(f)      Legal Matters

In November 2005, an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $0.01 per metric ton of marine fuel over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action as vague and inadmissible, however the Company appealed that decision on the grounds that there was no contract between the Company and the plaintiff and that the court lacked jurisdiction. While the action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009. The plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010. In January 2012, the plaintiff commenced a new action relating to the same allegations before the Commercial Court of Paris, which was dismissed on June 27, 2012 in favor of the competence and jurisdiction of the Greek courts. In July 2012, the plaintiff filed a "contredit," an appeal procedure under French law. In November 2013, the Court held that there is no matter pending in Greece that would allow the French courts to decline jurisdiction to the benefit of the Greek proceedings. As a result, the case is to return to the Commercial Court of Paris which should have to examine the admissibility of Mr. Varouxis' claim in France. The relevant pleadings were issued on December 18, 2015. According to its decision the French Court held that Varouxis is entitled to a part compensation based on a half of its claim fee of $0.01 per metric ton sold but limited to the amount of $670,000 with respect to the years 2005 to 2008. The Judgement is enforceable subject to the submission by Mr Varouxis to AMP of a bank guarantee as counter-security covering the reimbursement to AMP of the said sum plus interest. Until now Mr. Varouxis has been unable to submit a properly worded bank guarantee. In the meantime, both AMP and Mr. Varouxis have filed contrary appeals versus the decision issued. In any event our position continues to be that this claim is unwarranted and lacking in merit. The Company is not in a position to comment further on this matter at this time.

On December 18, 2014, the Company and Aegean Bunkering (USA) LLC, or the Aegean Parties, filed a one-count complaint for breach of contract against Hess Corporation, or Hess, in New York Supreme Court, New York County (653887/2014). In the complaint, the Aegean Parties allege that Hess breached certain express representations and warranties in representing its financial condition in an agreement pursuant to which Hess sold its bunker oil business to Aegean Bunkering (USA) LLC. The Aegean Parties claim approximately $28,000 in compensatory damages, exclusive of interest and costs. On February 9, 2015, Hess filed an answer to the complaint. During the course of discovery, through co-counsel Boies Schiller & Flexner LLP, the Aegean Parties filed a motion for leave to amend the complaint on December 15, 2015. The proposed amended complaint added a claim for fraud and fraudulent inducement in connection with the Agreement, seeking approximately $127 million in compensatory damages, exclusive of interest and costs, and punitive damages in an amount to be determined at trial. On Hess's consent, the Aegean Parties' motion to amend the complaint was granted on January 15, 2016. On February 3, 2016, Hess filed a motion to dismiss the amended complaint in part, specifically, the fraud and fraudulent inducement claim and portions of the contract claim. The Aegean Parties' responded to the motion to dismiss on March 4, 2016, and Hess submitted its reply on March 18, 2016. The parties are now awaiting a decision from the Court. The Company is not in a position to comment further on this matter at this time.

The Company has supplied bunkers through agreements with various entities of the O.W. Bunker Group, which filed for bankruptcy in November 2014. The Company issued notice to members of the O.W. Bunker Group for the request of payment for the value of the bunkers supplied. The Company's exposure for these supplies amounts to $5,474, of which$3,129 was recorded as a provision for doubtful accounts in the statement of income for the year ended December 31, 2015.  The Company believes that the respective members of the O.W. Bunker Group were never the rightful owners of the bunkers and is currently trying to work out escrow or other practical solutions with the end users.  For the Company's main action before the Piraeus Multi-Member Court of First Instance for the supply of M/V CHAMPION TRADER and its claim for the relevant invoice value, the Court issued its Judgment and accepted our claim in full for the principal amount of $415 plus interest as of December 1, 2014. The Company expects to recover the amount of at least $2,298.

One of the Company's subsidiaries, Aegean Oil Terminal Corporation, has provided storage facilities through agreements to Alco Shipping Services LLC, Alco Fuel Trading LLC and House of Gas Trading DMCC. In breach of their obligations under the agreements the debtors failed to deliver any products to the terminal and to pay the invoices in the principal sum of $1.3 million. Following various demands for payment and in the absence of payment we have terminated the agreement and commenced legal proceedings against the debtors in the High Court of London. After lodging with the Court the relevant application, claim for and witness statement the Company received a sealed order from the High Court in London giving the Company the permission to service the Claim Form and Particulars of Claim out of the jurisdiction upon the debtors in UAE. The UK Foreign and Commonwealth Office have now returned the service process request with the documents unserved due to the fact that the Debtors have moved offices or still pending. The Debtors do not have a valid defense and once the claim form is served upon them the Company expects to proceed to obtain a summary judgment from the High Court in London. As soon as a judgment is obtained The Company expects to proceed to execute same by way of arrest and sale of their assets.
Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.